EXHIBIT 99(g)

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               Pro Forma Financial Statements of Time Warner
               Entertainment Company, L.P. (incorporated by
                   reference from pages 3 to 15 of the
                       Current Report on Form 8-K of
                  Time Warner Entertainment Company, L.P.
                           dated May 30, 1995)